UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

 Item 1.01   ENTRY INTO a Material Definitive Agreement.

Under a lease agreement (the “Original Lease”) between K&R Corporation and Industrial Services of America, Inc. (the “Company”), effective January 1, 1998, the Company leased certain real property located at 7100 and 7020 Grade Lane, Louisville, KY 40213 (the “Premises”) from K&R Corporation. 7100 Grade Lane LLC (“Landlord”) is the successor owner of the Premises and the successor landlord under the Original Lease. The Original Lease is set to expire on December 31, 2017.

On October 27, 2017, the Company and Landlord terminated the Original Lease and entered into two new agreements (referred to as the “All Net Lease” and the “Back Rent Payment Agreement”) to lease the Premises and to settle certain obligations owed under the Original Lease. The All Net Lease and Back Rent Payment Agreement are both effective as of October 1, 2017.

Under the Original Lease, the Company owed Landlord $53,832 per month for rent. Since 2015, the Company has paid Landlord $35,000 each month and accrued the remaining $18,832 as back rent past due and owing. Under the Back Rent Payment Agreement, the Company agreed to pay the back rent past due and owing under the Original Lease in the amount of $345,808 (the “Back Rent”) as a complete settlement of all back rent owed by the Company, excluding any back rent that is included in the note dated February 29, 2016 in the original principal amount of $883,800, which note remains in full force and effect and is not affected by the Bank Rent Payment Agreement. The Company agreed to pay the Back Rent pursuant to a Promissory Note, effective October 1, 2017, which the Company executed simultaneously with the Back Rent Payment Agreement. The Company agreed to pay $100,000 of the Back Rent to Landlord upon delivery of the Promissory Note and agreed to pay the remaining Back Rent owed to Landlord in six equal, consecutive month installments beginning on November 1, 2017. The Promissory Note does not bear interest unless a payment is not timely paid, in which case the interest accrues at 8% per annum on the entire balance of the Promissory Note until the full balance is paid. If any required payment is more than five days late, Landlord may assess a late payment charge of $2,000 against the Company.

The Promissory Note also contains customary events of default which include, among others, non-payment, violation of covenants, bankruptcy and insolvency events, certain material liens, and inaccuracy of representations and warranties. The occurrence of an event of default could result in, among other things, Landlord declaring that the entire balance of the Promissory Note is immediately due and payable.

Under the All Net Lease, the Company agreed that all rent and other payments due will be net payments to Landlord so that Landlord is not required to expend any money for maintenance, repairs, replacements and other expenses. The Company also agreed to pay premium costs for insurance, real estate taxes, personal property taxes, and any other obligations relating to the use of the Premises.

The initial term of the All Net Lease is for seven years with two five-year option periods (the “Option Periods”) available thereafter. From October 1, 2017 through September 30, 2022, the base rent amount is $450,000 annually, payable at the beginning of each month in an amount equal to $37,500. Starting October 1, 2022 and on each October 1 thereafter through the end of the initial term and any Option Periods, the annual rent will increase by the lesser of (a) the percentage change in the Consumer Price Index over the preceding twelve months, or (b) 2% of the previous year’s annual rent.

Landlord currently holds a security deposit of $42,106.08 under the Original Lease, which Landlord will continue to hold as security for the payment and performance by the Company of its obligations under the All Net Lease. In the event of a default of certain of the Company’s obligations under the All Net Lease, Landlord would have the right to terminate the All Net Lease.

Landlord is wholly-owned by Kletter Holding LLC, the sole member of which was Harry Kletter, the Company’s founder and former Chief Executive Officer. After Mr. Kletter's passing in January 2014, the Company’s Chairman of the Board and interim Chief Executive Officer, Orson Oliver, assumed the roles of executor of Mr. Kletter’s estate and President of Kletter Holding LLC. Kletter Holding LLC is the general partner of the The Harry Kletter Family Limited Partnership. Mr. Kletter’s estate, K&R Corporation and The Harry Kletter Family Limited Partnership, collectively, beneficially own in excess of 20% of the Company's issued and outstanding stock.

The foregoing descriptions of the Back Rent Payment Agreement and the All Net Lease do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

2

Item 1.02   TERMINATION OF a Material Definitive Agreement.

The information set forth in Item 1.01 above is hereby incorporated into this Item 1.02.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-BalANCE Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is hereby incorporated into this Item 2.03.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

 (d)   Exhibits

Exhibit No.	Description
10.1	All Net Lease, effective as of October 1, 2017, between the Company and 7100 Grade Lane LLC.
10.2	Back Rent Payment Agreement, effective as of October 1, 2017, between the Company and 7100 Grade Lane LLC, including the Promissory Note, effective October 1, 2017, in the principal amount of $345,808 attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: November 1, 2017	By:	/s/ Todd L. Phillips
Todd L. Phillips
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	All Net Lease, effective as of October 1, 2017, between the Company and 7100 Grade Lane LLC.
10.2	Back Rent Payment Agreement, effective as of October 1, 2017, between the Company and 7100 Grade Lane LLC, including the Promissory Note, effective October 1, 2017, in the principal amount of $345,808 attached thereto.

3